Exhibit 24(a)

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Company"), which is to file with the Securities and Exchange Commission (the "SEC") an automatic or other shelf registration statement on Form S-3ASR or other appropriate Form under Rule 415 of the Securities Act of 1933, which filings are authorized by resolutions dated the date hereof, for Indebtedness, Preferred Stock, Depositary Shares, Capital Stock, Warrants, and Guarantees of the Indebtedness of IBM International Group Capital LLC (collectively the "Securities") of and by the Company, hereby constitute and appoint Arvind Krishna, James J. Kavanaugh, Michelle H. Browdy, Robert F. Del Bene, Simon J. Beaumont and Frank P. Sedlarcik and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 22nd day of February 2022.

/s/ Thomas Buberl
Director

/s/ Michael L. Eskew
Director

/s/ David N. Farr
Director

/s/ Alex Gorsky
Director

/s/ Michelle J. Howard
Director

/s/ Andrew N. Liveris
Director

/s/ F. William McNabb III
Director

/s/ Martha E. Pollack
Director

/s/ Joseph R. Swedish
Director

/s/ Peter R. Voser
Director

/s/ Frederick H. Waddell
Director

/s/ Alfred W. Zollar
Director

POWER OF ATTORNEY OF ARVIND KRISHNA

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Chairman and Chief Executive Officer of International Business Machines Corporation, a New York corporation (the "Company"), which is to file with the Securities and Exchange Commission (the "SEC”) an automatic or other shelf registration statement on Form S-3ASR or other appropriate Form under Rule 415 of the Securities Act of 1933, which filings are authorized by resolutions dated the date hereof, for Indebtedness, Preferred Stock, Depositary Shares, Capital Stock, Warrants, and Guarantees of the Indebtedness of IBM International Group Capital LLC (collectively the "Securities") of and by the Company, hereby constitute and appoint James J. Kavanaugh, Michelle H. Browdy, Robert F. Del Bene, Simon J. Beaumont and Frank P. Sedlarcik and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 22nd day of February 2022.

/s/ Arvind Krishna
Arvind Krishna
Chairman and Chief Executive Officer

POWER OF ATTORNEY OF JAMES J. KAVANAUGH

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Senior Vice President and Chief Financial Officer of International Business Machines Corporation, a New York corporation (the "Company"), which is to file with the Securities and Exchange Commission (the "SEC") an automatic or other shelf registration statement on Form S-3ASR or other appropriate Form under Rule 415 of the Securities Act of 1933, which filings are authorized by resolutions dated the date hereof, for Indebtedness, Preferred Stock, Depositary Shares, Capital Stock, Warrants, and Guarantees of the Indebtedness of IBM International Group Capital LLC (collectively the "Securities") of and by the Company, hereby constitute and appoint Arvind Krishna, Michelle H. Browdy, Robert F. Del Bene, Simon J. Beaumont and Frank P. Sedlarcik, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 22nd day of February 2022.

/s/ James J. Kavanaugh
James J. Kavanaugh
Senior Vice President and Chief Financial Officer

POWER OF ATTORNEY OF ROBERT F. DEL BENE

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Vice President and Controller of International Business Machines Corporation, a New York corporation (the "Company"), which is to file with the Securities and Exchange Commission (the "SEC") an automatic or other shelf registration statement on Form S-3ASR or other appropriate Form under Rule 415 of the Securities Act of 1933, which filings are authorized by resolutions dated the date hereof, for Indebtedness, Preferred Stock, Depositary Shares, Capital Stock, Warrants, and Guarantees of the Indebtedness of IBM International Group Capital LLC (collectively the "Securities") of and by the Company, hereby constitute and appoint Arvind Krishna, James J. Kavanaugh, Michelle H. Browdy, Simon J. Beaumont and Frank P. Sedlarcik and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 22nd day of February 2022.

/s/ Robert F. Del Bene
Robert F. Del Bene
Vice President and Controller

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Member of the Board of Managers and President of IBM International Group Capital LLC, a Delaware limited liability company (the “Company”), which is to file with the Securities and Exchange Commission (the “SEC”), Washington, D.C., under the provisions of the Securities Act of 1933 a Registration Statement relating to Indebtedness of the Company, hereby constitute and appoint Simon Beaumont, Karl Minahan and Robert Hayes, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the New York Stock Exchange (and other stock exchanges), hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 16th day of February 2022.

/s/ Brendan Turnbull
Brendan Turnbull
Manager and President

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Member of the Board of Managers and Treasurer of IBM International Group Capital LLC, a Delaware limited liability company (the “Company”), which is to file with the Securities and Exchange Commission (the “SEC”), Washington, D.C., under the provisions of the Securities Act of 1933 a Registration Statement relating to Indebtedness of the Company, hereby constitute and appoint Brendan Turnbull, Karl Minahan and Robert Hayes, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the New York Stock Exchange (and other stock exchanges), hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 16th day of February 2022.

/s/ Simon Beaumont
Simon Beaumont
Manager and Treasurer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Member of the Board of Managers and Controller of IBM International Group Capital LLC, a Delaware limited liability company (the “Company”), which is to file with the Securities and Exchange Commission (the “SEC”), Washington, D.C., under the provisions of the Securities Act of 1933 a Registration Statement relating to Indebtedness of the Company, hereby constitute and appoint Brendan Turnbull, Simon Beaumont and Robert Hayes, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the New York Stock Exchange (and other stock exchanges), hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 16th day of February 2022.

/s/ Karl Minahan
Karl Minahan
Manager and Controller